UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2022

authID Inc.

(Exact name of registrant as specified in its charter)

Ipsidy Inc.

670 Long Beach Boulevard

Long Beach, New York 11561

(Former name or former address, if changed since last report)

Delaware	001-40747	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1325 S. Colorado Blvd., Building A, Suite 322, Denver, Colorado 80222

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001 per share	AUID	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2022, Ipsidy Inc. (the “Company”) changed its corporate name to authID Inc., pursuant to a Certificate of Amendment to its Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on July 13, 2022 (the “Name Change”) with an effective date of July 18, 2022. Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s shareholders. The Company also amended and restated its bylaws on July 18, 2022 to reflect the Name Change. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Company (the “Board”) approved the Name Change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the Name Change or the Certificate of Amendment.

Copies of the Company’s Certificate of Amendment to its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. The only change to the Company’s Amended and Restated Bylaws is the change of the Company’s corporate name from Ipsidy Inc. to authID Inc.

Item 8.01 Other Events

As of August 1, 2022, the Company will be changing its principal executive office address to:

1325 S. Colorado Blvd.,

Building A, Suite 322,

Denver, CO 80222

The Company will at the same time close its New York office.

With immediate effect the Company’s mailing address is:

1624 Market St Ste 226

Unit 51767

Denver, Colorado 80202-1559

The Company’s main telephone number remains +1 (516) 274-8700

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment to its Amended and Restated Certificate of Incorporation as of July 18, 2022
3.2	Amended and Restated Bylaws of authID Inc. as of July 18, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

authID Inc.

Date: July 19, 2022	By:	/s/ Thomas L. Thimot
	Name:	Thomas L. Thimot
	Title:	Chief Executive Officer

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